                                                                    EXHIBIT 10.1
                            DA INTERNATIONAL, INC.
                            1997 STOCK OPTION PLAN


                        EFFECTIVE AS OF FEBRUARY 1, 1997

                             DA INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN


          Section 1.  Purposes.
                      --------

          The DA International, Inc. 1997 Stock Option Plan (the "Plan") is effective February 1, 1997. The purposes of the Plan are to: (a) assist DA International, Inc. ("the Company") in recruiting and retaining highly qualified managers, consultants and staff; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of section 422 of the Code, or non-qualified stock options, as determined by the Committee, or the Board if no Committee has been appointed, at the time of Award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

          Section 2.  Definitions.
                       -----------

          (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

          (b) "Award" shall mean a grant of an Option or Options to an Employee pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Employee and each group of Options which matures on a separate date, is treated as a separate Award.

          (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

          (d) "Change of Control" shall mean a change in the control of the Company which shall be deemed to have occurred upon the earliest to occur of the following:

               (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

               (ii) the date the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

               (iii) the date or dates the stockholders of the Company and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such merger or consolidation, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation; or

               (iv) the date any Person, other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or
                      (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock, unless the transaction pursuant to which such Person acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of the Directors then in office.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

          (g) "Common Stock" shall mean Class A common stock of the Company, $.01 par value per Share.

          (h) "Company" shall mean DA International, Inc.

          (i) "Director" shall mean an individual who is a member of the Board of Directors of the Company.

          (j) "Disability" shall mean a disability of an employee, officer or a director which renders such employee, officer or director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether an Optionee is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,
                                                       -------- ----

               (i) if an Optionee is bound by the terms of an employment agreement between the Optionee and the Company, whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

               (ii) an Optionee bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

          (k) "Employee" shall mean any person employed by the Company or any of its Subsidiaries. Additionally, solely for purposes of determining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include independent contractors of and consultants to the Company, as well as Directors and members of the board of directors of a Subsidiary.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

          (n) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

          (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

          (p) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

          (q) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1, A-2 or A-3, or such other form or forms as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

          (r) "Optionee" shall mean an Employee to whom an Option is awarded.

          (s) "Participant" shall mean each Employee of the Company or a Subsidiary to whom an Award is granted pursuant to the Plan.

          (t) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

          (u) "Plan" shall mean the DA International, Inc. 1997 Stock Option Plan, as amended from time to time.

          (v) "Pool" shall mean the pool of Shares of Common Stock subject to the Plan, as described in Section 6 hereof.

          (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (x) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

          (y) "Stock Purchase and Restriction Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

          (z) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

          Section 3.  Participation.
                      -------------

          Participants in the Plan shall be selected by the Board from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

          Section 4.  Administration.
                       --------------

          (a)  Procedure.
               ---------

               (i)    In General. The Plan shall be administered by the Board.
                      ----------
The Board may at any time by a unanimous vote, with each Member voting, appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

                      From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii)   Company Registers Securities Under Exchange Act. In the
                      -----------------------------------------------
event the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered either by the Board, or by a Committee, appointed in the same manner and subject to the same terms as provided in the preceding subsection, provided that said Committee shall consist of not less than two persons, each of whom is a Non-Employee Director.

          (b)  Powers of the Board and the Committee.  Subject to the provisions
               -------------------------------------
of the Plan, the Board or its Committee shall have the authority, in its discretion:

               (i)    to make Awards;

               (ii)   to determine the Fair Market Value Per Share;

               (iii) to determine the exercise price of the Options to be awarded in accordance with Sections 7 and 8 of the Plan;

               (iv) to determine the Employees to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

               (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (vi) to determine the terms and provisions of each Award under the Plan, each Option Agreement and each Stock Purchase and Restriction Agreement (which need not be identical with the terms of other Awards, Option Agreements and Stock Purchase and Restriction Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase and Restriction Agreement;

               (vii) to accelerate the vesting or exercise date of any Award;

               (viii) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options;

               (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

               (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (c)  Effect of the Board's or Committee's Decision.  All decisions,
               ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.

          (d)  Limitation of Liability.  Notwithstanding anything herein to the
               -----------------------
contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

          Section 5.  Eligibility.
                      -----------

          Awards may be made only to Employees. An Employee who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

          Section 6.  Stock Subject to the Plan.
                      -------------------------

          Subject to the provisions of this Section 6 and the provisions of
Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 300,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Optionee is 300,000

Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Award under the Plan.

          Section 7.  Terms and Conditions of Options.
                      -------------------------------

          Each Option awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

          (a)  Number of Shares.  The number of Shares subject to the Option,
               ----------------
which may include fractional Shares.

          (b)  Option Price.  The price per Share payable on the exercise of any
               ------------
Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be at least $.01 per Share and shall be stated in the Option Agreement.

          (c)  Consideration.  The consideration to be paid for the Shares to be
               -------------
issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or Shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

               (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per Share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

          (d)  Form of Option.  The Option Agreement will state whether the
               --------------
Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded.

          (e)  Exercise of Options.  Any Option awarded hereunder shall be
               -------------------
exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

          Except as may otherwise be provided in an Option Agreement, if an Option would first become exercisable while the Optionee is absent from service on an approved leave of absence, the Optionee shall not be permitted to exercise such Option until the Optionee's return to active employment with the Company. Except as may otherwise be provided in an Option Agreement, if an Option had become exercisable before or as of the commencement of an approved leave of absence, the Optionee may exercise such previously vested Option while on such leave. Whether an Optionee is absent on a leave or has terminated employment shall be determined in accordance with the Company's regular personnel policies.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase and Restriction Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

          As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (f)  Term and Vesting of Options.
               ---------------------------

               (i) Except as otherwise provided by the Committee in an Option Agreement, one-third of the Options granted pursuant to each Award shall vest on the second anniversary of the date of grant, an additional one-third of the Options granted pursuant to the Award shall vest on the third anniversary of the date of grant, and the balance of the Award shall vest on the fourth anniversary of the date of grant. Notwithstanding the preceding sentence, Options awarded to Directors shall be fully vested at grant. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

               (ii) Notwithstanding any other provision of this Plan, no Option shall be (A) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of Award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

               (iii) No Option awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

          (g)  Termination of Options.
               ----------------------

               (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

               (ii) Except as otherwise provided herein or by the terms of any Award, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

               (iii) Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of an Optionee while in the employ of the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

               (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

          (h) Forfeiture. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement with the Company, if any, and if the Optionee is not a party to any such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board makes a determination that the Optionee:

               (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               (ii)   has been convicted of a felony;

               (iii) has disclosed trade secrets or confidential information of the Company; or

               (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for "cause "

then, in the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion).

Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

           Section 8.  Determination of Fair Market Value Per Share of Common
                       ------------------------------------------------------
                       Stock.
                       -----

          (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value Per Share of Common Stock shall be determined by the Board in its sole discretion.

          (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the
-----------------------
National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street
                                                          ---------------
Journal on the relevant valuation date, or if there is no trading on that date,
-------
on the next preceding date on which there were reported share prices.

          Section 9.  Adjustments.
                      -----------

          (a) Subject to required action by the stockholders, if any, the number of Shares as to which Awards may be made under this Plan and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

          (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

          Section 10.  Rights as a Stockholder.
                       -----------------------

          A recipient of an Option Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

          Section 11.  Time of Awarding Options.
                       ------------------------

          The date of an Award shall, for all purposes, be the date which the Board specifies when the Board makes its determination that an Award is made or if none is specified, then the date of the Board's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

          Section 12. Modification, Extension and Renewal of Option.
                      ---------------------------------------------

          Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

          Section 13. Purchase for Investment and Other Restrictions.
                      ----------------------------------------------

          (a) The obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon:

               (i) the Company obtaining any required permit or order from appropriate United States, state and foreign governmental agencies or stock exchange or similar body, authorizing the Company to issue such Shares; and

               (ii) such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

          (b) At the option of the Board, the obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Optionee as set forth in the applicable Stock Purchase and Restriction Agreement. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Optionee), the Optionee shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Additionally, the Shares, when issued, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in Stock Purchase and Restriction Agreement. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO DA INTERNATIONAL, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Optionee resides, the certificate or certificates may bear any such legend.

          Section 14. Transferability.
                      ---------------

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

          Section 15.  Other Provisions.
                       ----------------

          The Option Agreement and Stock Purchase and Restriction Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

          Section 16.  Power of Board in Case of Change of Control.
                       -------------------------------------------

          Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 31 hereof), in the event of a Change of Control, the Board shall have the authority, in its discretion, to accelerate the vesting of all unmatured Options and to accelerate the expiration date of all Options, whether or not matured. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to (a) exchange all Options for options to purchase common stock in the successor corporation or (b) distribute to each Optionee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to an Optionee shall reflect the deduction of the exercise price the Optionee would have paid to purchase such Shares. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

          Section 17.  Amendment of the Plan.
                       ---------------------

          Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), within one year (365 days) of the adoption of an amendment or revision by the Board, no such amendment or revision may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

          The Board may make Awards hereunder prior to approval of any amendment; provided, however, that any and all Options so awarded automatically
           --------  -------
shall be converted into non-qualified stock options if the amendment is not approved by such stockholders within 365 days of its adoption.

          Any other provision of this Section 17 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

          Section 18.  Application of Funds.
                       --------------------

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

          Section 19.  No Obligation to Exercise Option.
                       --------------------------------

          The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

          Section 20.  Approval of Stockholders.
                       ------------------------

          This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a non-qualified stock
       --------  -------
option plan if it is not approved by stockholders within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy. The Board may make Awards hereunder prior to approval of the Plan; provided, however, that
                                                         --------  -------
any and all Options so awarded automatically shall be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption.

          Section 21.  Conditions Upon Issuance of Shares.
                       ----------------------------------

          Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          Section 22.  Reservation of Shares.
                       ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          Section 23.  Stock Option and Stock Purchase and Restriction
                       -----------------------------------------------
Agreements.
----------

          Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase and Restriction Agreement in such form or forms as the Board shall approve from time to time.

          Section 24.  Taxes, Fees, Expenses and Withholding of Taxes.
                       ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

          Section 25.  Notices.
                       -------

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

          Section 26.  No Enlargement of Optionee Rights.
                       ---------------------------------

          This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time subject to applicable law. No Optionee shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Optionee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 27.  Information to Optionees.
                       ------------------------

          The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

          Section 28.  Availability of Plan.
                       --------------------

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

          Section 29.  Invalid Provisions.
                       ------------------

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          Section 30.  Applicable Law.
                       --------------

          This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

          Section 31.  Board Action.
                       ------------

          Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to:

               (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time);

               (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time); and

               (iii) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

          Executed this 31st day of December, 1996.


[CORPORATE SEAL]                         DA INTERNATIONAL, INC.


Attest: /s/ Alison Smith                  By: /s/ Nicholas H. Marriner
        -------------------------            -------------------------------

                                  EXHIBIT A-1

                             DA INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


          DA International, Inc. (the "Company") hereby grants to ____________________________ (the "Optionee") an option to purchase a total of
__________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the DA International, Inc. 1997 Stock Option Plan (the "Plan") applicable to Incentive Stock Options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

          1. NATURE OF THE OPTION. This Option is intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. DATE OF GRANT; TERM OF OPTION. This Option is granted this ____ day of ______________, 199_, and it may not be exercised later than ___________________________, subject to earlier termination, as provided in the Plan.

          3. OPTION EXERCISE PRICE. The Option exercise price is ________ ($____) per Share.

          4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

               (A) RIGHT TO EXERCISE. This Option shall vest and be exercisable as follows: one-third of this Option shall vest on the second anniversary of the date of grant, an additional one-third of this Option shall vest on the third anniversay of the date of grant, and the balance of this Option shall vest on the fourth anniversary of the date of grant.

               (B) METHOD OF EXERCISE. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase and Restriction Agreement in the form attached hereto. Payment of the purchase price shall be by check or such other consideration and other method of payment as may be authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase and Restriction Agreement, and/or applicable law.

               (C) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          5. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

               (A) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

               (B) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

          6. TERMINATION OF STATUS AS AN EMPLOYEE. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of service due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

          7. FORFEITURE OF OPTION. Notwithstanding any other provision of this Option, if the Optionee's employment is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or, if the Optionee is a director, has breached any fiduciary duty owed to the Company, or
(ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

          8. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representation pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          9. CONTINUATION OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          10. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

          11. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

          12. CONVERSION TO NON-QUALIFIED OPTION. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan is not approved by the stockholders of the Company within 365 days of the date that the Plan was adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

          13. EARLY DISPOSITION OF STOCK. Subject to the fulfillment by Optionee of any conditions upon the disposition of Shares received under this Option, Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, or within two (2) years after the Option was awarded to him, he will notify the Company in writing within thirty (30) days after the date of such disposition. Optionee acknowledges that disposition by him within such one (1) year or two
(2) year period would disqualify him from capital gain treatment for any gain realized upon such disposition.

          14. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

          15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

          16. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument, this _____ day of __________, 199_.



                              By:    _________________________

                              Name:  _________________________

                              Title: _________________________

                                 ACKNOWLEDGMENT
                                 --------------


          The Optionee acknowledges receipt of the Option Agreement and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions of the Option Agreement and the DA International, Inc. 1997 Stock Option Plan (the "Plan"), a copy of which is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal offices. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date: ____________________    _________________________
                              Signature of Optionee

                              _________________________
                              Name of Optionee

                              _________________________
                              Address

                              ________________________
                              City, State, Zip Code


          THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AND RESTRICTION AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                  EXHIBIT A-2


                             DA INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT


          DA International, Inc. (the "Company") hereby grants to ____________________________ (the "Optionee") an option to purchase a total of
__________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the DA International, Inc. 1997 Stock Option Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

          1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

          2. DATE OF GRANT; TERM OF OPTION. This Option is granted this _____ day of ________________, 199_, and it may not be exercised later than _______________________, subject to earlier termination, as provided in the Plan.

          3. OPTION EXERCISE PRICE. The Option exercise price is ______ ($_____) per Share.

          4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

               (A) RIGHT TO EXERCISE. This Option shall vest and be exercisable as follows: one-third of this Option shall vest on the second anniversary of the date of grant, an additional one-third of this Option shall vest on the third anniversay of the date of grant, and the balance of this Option shall vest on the fourth anniversary of the date of grant.

               (B) METHOD OF EXERCISE. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase and Restriction Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase and Restriction Agreement, and/or applicable law.

               (C) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          5. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

               (A) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

               (B) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

          6. TERMINATION OF STATUS AS AN EMPLOYEE. Subject to the provisions of
Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of service due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

          7. FORFEITURE OF OPTION. Notwithstanding any other provision of this Option, if the Optionee's employment is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or, if the Optionee is a director, has breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

          8. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representative pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          9. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          10. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

          11. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

          12. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

          13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

          14. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument this _____ day of __________, 199_.


                              By:    _________________________

                              Name:  _________________________

                              Title: _________________________

                                 ACKNOWLEDGMENT
                                 --------------


          The Optionee acknowledges receipt of the Option Agreement and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions of the Option Agreement and the DA International, Inc. 1997 Stock Option Plan (the "Plan"), a copy of which is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal offices. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


Date: ____________________    _________________________
                              Signature of Optionee

                              _________________________
                              Name of Optionee

                              _________________________
                              Address

                              _________________________
                              City, State, Zip Code


          THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AND RESTRICTION AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                  EXHIBIT A-3


                             DA INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

                NON-QUALIFIED STOCK OPTION AGREEMENT (DIRECTORS)


          DA International, Inc. (the "Company") hereby grants to ____________________________ (the "Optionee") an option to purchase a total of
__________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the DA International, Inc. 1997 Stock Option Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

          1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

          2. DATE OF GRANT; TERM OF OPTION. This Option is granted this _____ day of ________________, 199_, and it may not be exercised later than _______________________, subject to earlier termination, as provided in the Plan.

          3. OPTION EXERCISE PRICE. The Option exercise price is ______ ($_____) per Share.

          4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

               (A) RIGHT TO EXERCISE. This Option shall be fully and immediately vested and exercisable.

               (B) METHOD OF EXERCISE. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase and Restriction Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase and Restriction Agreement, and/or applicable law.

               (C) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          5. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

               (A) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

               (B) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

          6. TERMINATION OF RELATIONSHIP WITH THE COMPANY. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason, the Optionee shall continue to have the right to exercise this Option at any time. If the Optionee dies, this Option may be exercised at any time by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

          7. FORFEITURE OF OPTION. Notwithstanding any other provision of this Option, if the Board of Directors makes a determination that the Optionee
(i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his service, or has otherwise breached any fiduciary duty owed to the Company, or
(ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

          8. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representative pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          9. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

          10. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

          11. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

          12. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

          13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

          14. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument this _____ day of __________, 199_.


                              By:    _________________________

                              Name:  _________________________

                              Title: _________________________

                                 ACKNOWLEDGMENT
                                 --------------


          The Optionee acknowledges receipt of the Option Agreement and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions of the Option Agreement and the DA International, Inc. 1997 Stock Option Plan (the "Plan"), a copy of which is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal offices. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


Date: ____________________    _________________________
                              Signature of Optionee

                              _________________________
                              Name of Optionee

                              _________________________
                              Address

                              _________________________
                              City, State, Zip Code


          THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AND RESTRICTION AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.